SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) October 6, 2005

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-00508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418
None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Ex-99.1 Press release dated October 6, 2005

Item 7.01.   Regulation FD Disclosure
     On October 11, 2005, Sierra Pacific Resources will be hosting a live webcast of its Tuesday, October 11, 2005 securities analysts meeting in Las Vegas, Nevada. The webcast, which will begin at 8:30 a.m. (PDT) will include presentations by company management as well as a panel discussion involving state energy policy and growth in Nevada. Among the company speakers will be Walter Higgins, Sierra Pacific’s Chairman and Chief Executive Officer, and Michael Yackira, Executive Vice President and Chief Financial Officer. Guest speakers will include Don Soderberg, Chairman of the Public Utilities Commission of Nevada; Rebecca Wagner, Director of Nevada’s Office of Energy; and Somer Hollingsworth, President and Chief Executive Officer of the Nevada Development Authority. A copy of the press release dated October 6, 2005 is furnished herewith. The presentation materials and an audio webcast will be available on Sierra Pacific Resource’s website at www.sierrapacificresources.com. The webcast will also be archived on the company’s website.
     The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished, not filed, pursuant to Regulation FD.
Item 9.01.   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not required

(b)	Pro forma financial information

Not required

(c)	Exhibits

99.1 Press release dated October 6, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: October 7, 2005	By:
/s/ John E. Brown

John E. Brown Controller

Nevada Power Company (Registrant)

Date: October 7, 2005	By:
/s/ John E. Brown

John E. Brown Controller

Sierra Pacific Power Company (Registrant)

Date: October 7, 2005	By:
/s/ John E. Brown

John E. Brown Controller